                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              RUSSELL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                 [RUSSELL LOGO}
                                    RUSSELL



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                              RUSSELL CORPORATION

To the Shareholders of Russell Corporation:

         Notice is hereby given that the Annual Meeting of the Shareholders of Russell Corporation will be held on Wednesday, April 25, 2001, at 11:00 a.m., Central Daylight Time, at the general offices of the Company in Alexander City, Alabama, for the following purposes:

         (1) To elect four (4) directors to the Board of Directors for three-year terms ending in 2004, and one (1) director to the Board of Directors for a one-year term ending in 2002;

         (2) To vote on the Russell Corporation 2000 Non-Employee Directors' Compensation Plan; and

         (3) To transact such other business as may properly come before the meeting.

         Holders of the Common Stock of the Company at the close of business on March 7, 2001, are entitled to notice of and to vote upon all matters at the Annual Meeting.

         You are cordially invited to attend the Annual Meeting so that we may have the opportunity to meet with you and discuss the affairs of the Company. WHETHER YOU PLAN TO ATTEND THE MEETING OR NOT, PLEASE SIGN AND RETURN THE ENCLOSED PROXY SO THAT THE COMPANY MAY BE ASSURED OF THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING. A stamped, addressed envelope is enclosed for your convenience in returning your proxy.


                                    BY ORDER OF THE BOARD OF DIRECTORS



                                             FLOYD G. HOFFMAN
                               Senior Vice President, Corporate Development,
                                       General Counsel and Secretary


Alexander City, Alabama
March 23, 2001

                              RUSSELL CORPORATION
--------------------------------------------------------------------------------
                   PROXY STATEMENT FOR THE ANNUAL MEETING OF
                     SHAREHOLDERS TO BE HELD APRIL 25, 2001
--------------------------------------------------------------------------------

         This Proxy Statement is furnished by and the accompanying proxy is solicited on behalf of the Board of Directors of Russell Corporation, an Alabama corporation (the "Company"), for use at its Annual Meeting of Shareholders to be held at the general offices of the Company at 755 Lee Street, Alexander City, Alabama 35011, on Wednesday, April 25, 2001, at 11:00 a.m., Central Daylight Time, and at any adjournment thereof (the "Annual Meeting"). The Proxy Statement and accompanying proxy will initially be mailed to shareholders on or about March 22, 2001.

         Shares represented by a properly executed proxy on the accompanying form will be voted at the Annual Meeting and, when instructions have been given by the shareholder, will be voted in accordance with those instructions. In the absence of contrary instructions, the proxies received by the Board of Directors will be voted FOR the election of all nominees for director of the Company listed below and FOR the adoption of the Russell Corporation 2000 Non-Employee Directors' Compensation Plan. A shareholder who has given a proxy may revoke it at any time prior to its exercise by giving written notice of such revocation to the Secretary of the Company, by executing and delivering to the Company a later dated proxy reflecting contrary instructions or by appearing at the Annual Meeting and taking appropriate steps to vote in person.

                             ELECTION OF DIRECTORS

         Directors of the Company are divided into three classes, with approximately one-third of the directors being elected at each annual meeting for three-year terms. The terms of Tim Lewis, C.V. Nalley III, John R. Thomas and John A. White will expire at the Annual Meeting, and each has been nominated for reelection at the Annual Meeting to serve until the Annual Meeting of Shareholders in 2004, and until their successors have been duly elected and qualified. Mary Jane Robertson was appointed to serve on the Board of Directors in a newly created directorship whose initial term expires at the Annual Meeting of Shareholders in 2002, and has been nominated for election at the Annual Meeting to serve for the remainder of such initial term which expires at the Annual Meeting of Shareholders in 2002, and until her successor has been duly elected and qualified. Proxies cannot be voted for more than five persons, and in the absence of contrary instructions, shares represented by the Board of Directors' proxies will be voted for the election of these nominees. Should any nominee be unable or unwilling to accept election, it is expected that the proxies will vote for the election of such other person for director as the Board of Directors then recommends. The Board of Directors has no reason to believe that any of the nominees will be unable to serve or will decline to serve if elected.

NOMINEES FOR TERMS EXPIRING IN 2004:

[PHOTO]  TIM LEWIS                                    Director since 1995
         Birmingham, Alabama                          Age 45

         Mr. Lewis is President of T.A. Lewis & Associates, Inc., a telecommunications consulting firm, and has held this position for more than five years.

         Mr. Lewis is a member of the Corporate Responsibility Committee of the Board of Directors.

[PHOTO]  C.V. NALLEY III                              Director since 1989
         Atlanta, Georgia                             Age 58

         Mr. Nalley is Chief Executive Officer, Nalley Automotive Group, which consists of automobile and truck sales and leasing companies, and has held this position for more than five years.

         Mr. Nalley is Chairman of the Nominating Committee and a member of the Management Development and Compensation Committee of the Board of Directors.

[PHOTO]  JOHN R. THOMAS                               Director since 1966
         Alexander City, Alabama                      Age 64

         Mr. Thomas is Chairman, President and Chief Executive Officer of Aliant Financial Corporation, a bank holding company, and has held these positions for more than five years. He is a director of Alfa Corporation, a financial services holding company.

         Mr. Thomas is a member of the Audit Committee of the Board of Directors.

[PHOTO]  JOHN A. WHITE                                Director since 1992
         Fayetteville, Arkansas                       Age 61

         Dr. White has been Chancellor of the University of Arkansas since July 1997. He served as Dean of Engineering of the Georgia Institute of Technology from 1991 to June 1997. He is a director of Motorola, Inc., an electronics and communications technology company; Logility, Inc., an internet business-to-business service provider; Eastman Chemical Company, a chemical and plastics manufacturing company; and J.B. Hunt Transport Services, Inc., a transportation and shipping company.

         Dr. White is Chairman of the Audit Committee and a member of the Nominating Committee of the Board of Directors.


NOMINEE TO COMPLETE THE TERM EXPIRING IN 2002:

[PHOTO]  MARY JANE ROBERTSON                          Director since 2000
         Atlanta, Georgia                             Age 47

         Ms. Robertson has been Executive Vice President and Chief Financial Officer for Crum&Forster, a property and casualty insurance company, since 1999. She was previously Senior Vice President and Chief Financial Officer of Capsure Holdings Corp., an insurance products company.

         Ms. Robertson is a member of the Audit Committee of the Board of Directors.


DIRECTORS WHOSE TERMS EXPIRE IN 2002:

[PHOTO]  HERSCHEL M. BLOOM                            Director since 1986
         Atlanta, Georgia                             Age 57

         Mr. Bloom has been a partner in the law firm of King & Spalding for more than five years. He is a director of Post Properties, Inc., an upscale apartment developer.

         Mr. Bloom is Chairman of the Management Development and Compensation Committee and a member of the Executive Committee of the Board of Directors.


[PHOTO]  RONALD G. BRUNO                              Director since 1992
         Birmingham, Alabama                          Age 49

         Mr. Bruno has been President of Bruno Capital Management Corporation, an investment company for more than five years. He is a director of Bruno's Supermarkets, Inc., a supermarket chain, SouthTrust Bank and Books-a-Million, Inc., a retail book sales company.

         Mr. Bruno is a member of the Management Development and Compensation Committee of the Board of Directors.


DIRECTORS WHOSE TERMS EXPIRE IN 2003:

[PHOTO]  JOHN F. WARD                                 Director since 1998
         Atlanta, Georgia                             Age 57

         Mr. Ward was elected President and Chief Executive Officer of the Company effective March 31, 1998, and Chairman of the Board effective April 22, 1998. Prior to his elections to such positions, Mr. Ward was President of J. F. Ward Group, Inc., a consulting firm specializing in domestic and international apparel and textile industries from 1996 to 1998. Prior to that time, Mr. Ward was Chief Executive Officer of the Hanes Group and Senior Vice President of Sara Lee Corporation. Mr. Ward is a director of the Metro Atlanta Chamber of Commerce and the State of Georgia Chamber of Commerce. He is a member of the advisory boards of the Robert C. Goizueta Business School at Emory University and Kenan-Flager Business School at the University of North Carolina-Chapel Hill.

         Mr. Ward is Chairman of the Executive Committee and a member of the Corporate Responsibility and Nominating Committees of the Board of Directors.

[PHOTO]  MARGARET M. PORTER                           Director since 1997
         Birmingham, Alabama                          Age 50

         Ms. Porter presently serves on the boards of the University of Alabama Health Services Foundation, Eyesight Foundation of Alabama, Inc., The Children's Health System of Alabama and The National Association of Children's Hospitals and Related Institutions (NACHRI). Ms. Porter formerly served as Mayor of Mountain Brook, Alabama, and from 1992 to 1997, as founding Chairman of McWane Center in Birmingham, Alabama. McWane Center is a non-profit organization which promotes public understanding of science, technology and the environment and serves as a statewide resource for Alabama schools.

         Ms. Porter is Chairman of the Corporate Responsibility Committee of the Board of Directors.

[PHOTO]  BENJAMIN RUSSELL                             Director since 1963
         Alexander City, Alabama                      Age 63

         Mr. Russell is Chairman and Chief Executive Officer of Russell Lands, Incorporated, a land and timber company, and has held these positions for more than the past five years.

         Mr. Russell is a member of the Corporate Responsibility Committee of the Board of Directors.

SECURITY OWNERSHIP OF EXECUTIVE OFFICERS AND DIRECTORS

         The following table sets forth information regarding beneficial ownership of the Company's Common Stock by each director, the Company's five most highly compensated executive officers and the directors and executive officers of the Company as a group, all as of March 1, 2001:

                                                AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP
                                           ----------------------------------------------------
                                           SOLE VOTING     OPTIONS
                                           AND             EXERCISABLE        OTHER              TOTAL           PERCENT
                                           INVESTMENT      WITHIN             BENEFICIAL         BENEFICIAL      OF
INDIVIDUAL OR GROUP                        POWER           60 DAYS            OWNERSHIP          OWNERSHIP       CLASS
----------------------------------
John F. Ward                                  66,662        1,157,066          615,960(1)(2)     1,839,688        5.57%
Herschel M. Bloom                              8,396              713                0               9,109        *
Ronald G. Bruno                               14,449              713                0              15,162        *
Tim Lewis                                      1,084              713                0               1,797        *
C.V. Nalley III                               12,185              713                0              12,898        *
Margaret M. Porter                             3,503              713                0               4,216        *
Mary Jane Robertson                                0                0                0                   0        *
Benjamin Russell                             774,781              713        4,825,720(3)        5,601,214       17.56%
John R. Thomas                               109,657              713          490,121(4)          600,491        1.88%
John A. White                                  3,604              713                0               4,317        *
Jonathan R. Letzler                           39,092          100,000                0             139,092        *
JT Taunton, Jr                                15,270           52,200                0              67,470        *
Eric N. Hoyle                                 14,265           57,500          600,960(2)          672,725        2.11%
Carol M. Mabe                                  5,978           19,142                0              25,120        *
All Executive Officers and
  Directors as a group (26 persons)        1,573,451        1,642,595        5,931,801            9,147,847      27.28%
(*) Represents less than one percent (1%).

(1)      Includes 15,000 shares owned by Mr. Ward's spouse.

(2) Includes 600,960 shares held by the Company's pension plan, of which Messrs. Ward and Hoyle are the trustees and with respect to which they share voting rights. Messrs. Ward and Hoyle disclaim beneficial ownership with respect to such shares.

(3) Includes (i) 731,296 shares held by the Benjamin and Roberta Russell Foundation, Incorporated, a charitable corporation of which Mr. Russell is one of nine directors, (ii) 3,945,024 shares held by a trust created under the will of Benjamin C. Russell, of which Mrs. Russell is one of four trustees, (iii) 145,400 shares held by the Adelia Russell Charitable Foundation, of which Mr. Russell is one of three trustees, and (iv) 4,000 shares held by a profit sharing plan of which Mr. Russell is one of two trustees.

(4) Includes (i) 32,372 shares held by a trust of which Mr. Thomas is one of three trustees, (ii) 454,249 shares owned indirectly by Mr. Thomas as a general and limited partner in two limited partnerships and (iii) 3,500 shares owned by Mr. Thomas' spouse.

PRINCIPAL SHAREHOLDERS

         The following table sets forth each person who, to the Company's knowledge, had sole or shared voting or investment power over more than five percent of the outstanding shares of Common Stock of the Company as of March 1, 2001:

    NAME AND ADDRESS                         AMOUNT AND NATURE OF       PERCENT
    OF BENEFICIAL OWNER                      BENEFICIAL OWNERSHIP       OF CLASS
---------------------------                  --------------------       --------
Roberta A. Baumgardner                       5,868,774 shares (1)       18.40%
755 Lee Street
P.O. Box 272
Alexander City, Alabama 35011-0272

Benjamin Russell                             5,601,214 shares (2)       17.56%
755 Lee Street
P.O. Box 272
Alexander City, Alabama 35011-0272

Edith L. Russell                             4,686,320 shares (3)       14.69%
755 Lee Street
P.O. Box 272
Alexander City, Alabama 35011-0272

Nancy R. Gwaltney                            4,677,642 shares (4)       14.67%
755 Lee Street
P.O. Box 272
Alexander City, Alabama 35011-0272

AXA                                          2,165,825 shares (5)       6.79%
25 Avenue Matignon
75008 Paris, France

Helen Alison                                 1,827,572 shares (6)       5.73%
755 Lee Street
P.O. Box 272
Alexander City, Alabama 35011-0272

John F. Ward                                 1,839,688 shares (7)       5.57% (8)
3330 Cumberland Blvd.
Suite 800
Atlanta, Georgia 30339

(1) Includes 1,192,454 shares as to which Mrs. Baumgardner has sole voting and investment power and 4,676,320 shares as to which she has shared voting and investment power, consisting of 731,296 shares held by the Benjamin and Roberta Russell Foundation, Incorporated, a charitable corporation of which Mrs. Baumgardner is one of nine directors; and 3,945,024 shares held by a trust created under the will of Benjamin C. Russell of which Mrs. Baumgardner is one of four trustees.

(2) Includes 774,781 shares as to which Mr. Russell has sole voting and investment power, presently exercisable options to acquire 713 shares and 4,825,720 shares as to which he has shared voting and investment power. See Note (3) on page 3.

(3) Includes 10,000 shares as to which Mrs. Russell has sole voting and investment power, and 4,676,320 shares as to which she has shared voting and investment power, consisting of 731,296 shares held by the Benjamin and Roberta Russell Foundation, Incorporated, a charitable corporation of which Mrs. Russell is one of nine directors, and 3,945,024 shares held by a trust created under the will of Benjamin C. Russell of which Mrs. Russell is one of four trustees.

(4) Includes 731,296 shares held by the Benjamin and Roberta Russell Foundation, Incorporated, a charitable corporation of which Mrs. Gwaltney is one of nine directors; 3,945,024 shares held by a trust created under the will of Benjamin C. Russell of which Mrs. Gwaltney is one of four trustees; and 1,322 shares as to which Mrs. Gwaltney has sole voting and investment power.

(5) From Schedule 13G filed with the Company on February 12, 2001, which states that AXA, along with its affiliates, controls an aggregate of 2,165,825 shares. AXA and its affiliates have sole voting power with respect to 1,469,303 shares, sole dispositive power with respect to 1,283,225 shares, shared voting power with respect to 7,405 shares and shared dispositive power with respect to 882,600 shares. The names and addresses of AXA's affiliated companies may be found in the Schedule 13G filed with the Securities and Exchange Commission on February 12, 2001.

(6) From Schedule 13G filed with the Company on February 14, 2001, on behalf of Helen Alison and National Bank of Commerce in Birmingham, Alabama. Includes 1,827,572 shares held by trusts created under the will of J. C. Alison, of which Mrs. Alison is one of two co-trustees and with respect to which Mrs. Alison has shared voting and investment power.

(7) Includes 15,000 shares owned by Mr. Ward's spouse, options which are exercisable within 60 days to acquire 1,157,066 shares and 600,960 shares held by the Company's pension plan, of which Mr. Ward is a trustee and with respect to which he shares voting rights. Mr. Ward disclaims beneficial ownership with respect to the shares held by the Company's pension plan. See notes (1) and (2) on page 3.

(8) For purposes of determining Percent of Class, options exercisable within sixty days are added to total shares outstanding.


COMMITTEES OF THE BOARD OF DIRECTORS; MEETINGS

         The Board of Directors has standing executive, management development and compensation, audit, nominating and corporate responsibility committees. The members of each committee are indicated on pages 1 through 3 of this Proxy Statement.

         The Executive Committee is authorized to act in place of the Board of Directors between meetings of the Board. The Executive Committee held two meetings during 2000.

         The Management Development and Compensation Committee supervises the Company's general compensation strategies, including incentive compensation, stock options and benefit programs. The Management Development and Compensation Committee held five meetings during 2000.

         The Audit Committee recommends to the Board of Directors the appointment of the Company's independent accountants and reviews the audit plan, financial statements and audit results. The Audit Committee also reviews the Company's capital structure and financing activities, functions previously performed by the Finance Committee. The Audit Committee is currently comprised of three directors who are not officers of the Company and are independent as defined by the listing standards of the New York Stock Exchange. The Audit Committee operates under a written charter adopted by the Company's Board of Directors, a copy of which is attached as Appendix A to this Proxy Statement. The Audit Committee held two meetings during 2000.

         The Nominating Committee recommends candidates for election to the Company's Board of Directors. The Nominating Committee held one meeting during 2000. Candidates for the Board of Directors submitted by shareholders will be considered by the Nominating Committee. The names of such candidates, along with biographical information, should be submitted to the Secretary, Floyd G. Hoffman, Russell Corporation, 3330 Cumberland Blvd., Suite 800, Atlanta, Georgia 30339.

         The Corporate Responsibility Committee provides oversight and guidance concerning the Company's obligations to its employees and the communities in which it operates. The Corporate Responsibility Committee held one meeting in 2000.

         During the year ended December 30, 2000, the Board of Directors held seven regular meetings. Each member of the Board attended at least 75% of the meetings of the Board and the committees of which they are members.


AUDIT COMMITTEE REPORT

         In compliance with the requirements of the New York Stock Exchange
(NYSE), the Audit Committee of Russell Corporation adopted a formal written charter approved by the Board of Directors on June 7, 2000, a copy of which is attached to this Proxy Statement as Appendix A, which outlines the Audit Committee's responsibilities and how it carries out those responsibilities. In connection with the performance of its responsibilities under its charter, the Audit Committee has:

         - Reviewed and discussed the audited financial statements of the Company with management;

         - Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (required communication by external auditors with audit committees);

         - Received from the independent auditors disclosures regarding the auditors' independence required by Independence Standards Board Standard No. 1 and discussed with the auditors the auditors' independence; and

         - Recommended, based upon the review and discussion noted above, to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 30, 2000, for filing with the Securities and Exchange Commission.

                                             AUDIT COMMITTEE

                                             JOHN A. WHITE, CHAIRMAN
                                             MARY JANE ROBERTSON
                                             JOHN R. THOMAS



COMPENSATION OF DIRECTORS

         Under the Russell Corporation 2000 Non-Employee Directors' Compensation Plan (the "2000 Directors' Plan"), each non-employee director receives a quarterly retainer of $8,750 and an annual option to purchase shares of Common Stock with a value equivalent to $25,000, exercisable for ten years at a price equal to the market value of the Common Stock on the date of the annual meeting. In addition, the 2000 Directors' Plan allows a non-employee director to elect to receive the quarterly retainer fee payable to such director in (i) shares of Common Stock; (ii) options to purchase shares of Common Stock; or (iii) shares of Common Stock deposited to a deferral account. Three hundred thousand (300,000) shares of Common Stock are presently authorized to be issued under the 2000 Directors' Plan, plus those shares of Common Stock remaining under the Russell Corporation 1997 Non-Employee Directors' Stock Grant, Stock Option and Deferred Compensation Plan, and 445,411 shares remain available for future grants.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based solely upon review of Forms 3, 4 and 5 and amendments thereto related to the Company's most recent fiscal year, and written representations from certain reporting persons that no Form 5 was required, the Company believes that all Forms 3, 4 and 5 were timely filed during fiscal year 2000, with the exception of one late-filed Form 4 by Margaret M. Porter.

TRANSACTIONS WITH MANAGEMENT AND OTHERS

         The Company entered into a fuel supply contract with Russell Lands, Incorporated ("Lands") on May 21, 1975, under which Lands provides sawdust, bark, shavings, chips, and other wood materials for use in the Company's wood chip boilers. The initial term of the contract was four years, and may be renewed by agreement of the parties from year-to-year thereafter. In addition, the contract may be cancelled by either party during any renewal period upon 30 days' notice following the occurrence of certain specified conditions. Benjamin Russell is Chairman, Chief Executive Officer and a director of Lands, and owns beneficially approximately 70% of the equity interest in such company. Management believes this contract is in the best interest of the Company's shareholders. During the fiscal year ended December 30, 2000, the Company paid Lands approximately $982,000 for wood materials to operate these boilers.

         The Company purchased miscellaneous building materials and supplies from Russell Do-It Center, a building supply retailer. Russell Do-It Center is a division of Lands. Management believes these purchases to be in the best interest of the Company's shareholders. During the fiscal year ended December 30, 2000, the Company paid Russell Do-It Center approximately $61,000 for the purchases described above.

         The Company engaged Eddy Hill Consulting (formerly known as EOD Strategies, Inc.) to provide various consulting services relating to enhancements to its minority vendors programs. Tim Lewis owns 100% of the equity interest in Eddy Hill Consulting. Management believes the engagement of Eddy Hill Consulting is in the best interest of the Company's shareholders. During the fiscal year ended December 30, 2000, the Company paid Eddy Hill Consulting approximately $51,754 for consulting services.

               MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION


THE COMMITTEE

         The Management Development and Compensation Committee of the Board of Directors (the "Committee") is responsible for establishing the compensation policy and administering the compensation programs for the Company's executive officers and other key employees. The Committee is comprised solely of directors who are not current or former employees of the Company.

COMPENSATION PHILOSOPHY

         The compensation program for executive officers is designed to attract, motivate and retain talented executives who will strive to attain the Company's strategic and financial objectives and thereby increase shareholder value. The main elements of the program are:

         -        annual compensation (base salary and annual bonus) and

         -        long-term incentives (stock options).

         The Company's philosophy is to provide total compensation at a level that is consistent with its size and performance relative to other leading branded consumer apparel companies. These companies include many of those in the Value Line Apparel Index used in the performance graph on page 9. The Committee periodically reviews the reasonableness of total compensation levels using public information from comparable company proxy statements and annual reports as well as survey information from third-party industry surveys.

         In carrying out its duties, the Committee intends to make all reasonable efforts to comply with the requirements to exempt executive compensation from the $1 million deduction limitation under Section 162(m) of the Internal Revenue Code by establishing "performance-based" compensation programs, unless the Committee determines that such compliance in given circumstances would not be in the best interests of the Company and its shareholders.

ANNUAL COMPENSATION

         Base Salary. The Committee annually reviews and approves base salaries for the Company's executive officers, considering the responsibilities of their positions, their individual performance and their competitive position relative to comparable companies and industry surveys. Salary ranges are targeted at the median of the competitive market place. Salary increases, including increases due to promotions, for the most recent fiscal year are based upon these criteria.

         Annual Incentive Bonus. Executive officers are eligible to receive annual cash incentive awards under provisions of the Executive Incentive Plan. Under this plan, the Committee established Earnings Per Share Growth and Return on Equity goals for the Company and each operating division. The maximum incentive opportunity is established and communicated to each participant, along with the performance scale under which incentive awards are earned. Threshold performance levels are also established for each goal, below which no incentive award is paid. Individual standards of performance that are agreed upon at the beginning of each year provide each participant the opportunity to earn incentive awards based upon the accomplishment of strategic and tactical objectives. Award opportunities for the Chief Executive Officer and Chief Financial Officer are tied solely to the accomplishment of financial goals approved in advance by the Committee.

LONG-TERM COMPENSATION

         The Committee believes stock options to be one of the most effective ways of linking executives with the interests of the shareholders since no gain is realized by the executive unless the stock price increases. For the foreseeable future, stock options will be the only form of long-term compensation at the Company.

         Stock option grant guidelines have been established to meet the median competitive practice of the marketplace. The Company typically grants stock options annually during the first quarter, although special grants may be made throughout the year in unique circumstances such as recruiting situations. Options are granted with an exercise price equal to the market value on the date of grant. Options granted become exercisable pro-rata on the first four anniversaries of the grant to reinforce retention and further align executives' compensation with shareholder returns. Options expire ten years from the date of grant.

         In recognizing that the restructuring of the Company was substantially complete and to assist in retaining the management team, the Committee approved a front-loaded stock option grant to all salaried employees in January 2000. This grant is intended to replace annual grants that would normally have been made in 2001 and 2002.

STOCK OWNERSHIP GUIDELINES

         The Committee believes that stock ownership by the management team is essential to a strong linkage between management and the shareholders. Thus, the Committee has approved Stock Ownership Guidelines that outline the minimum stock ownership expectations for the officer group. The guidelines range from shares valued at five times salary midpoint for the Chief Executive Officer to one times salary midpoint for Vice Presidents. Each officer is expected to be in compliance with the guidelines within five years of becoming covered by the guidelines.

CHIEF EXECUTIVE OFFICER

         Effective April 1, 1998, the Board of Directors elected John F. Ward President and Chief Executive Officer, and on April 22, 1998, Mr. Ward was elected Chairman. His compensation principally consists of base salary, annual bonus and stock option awards. The Committee made the following decisions regarding Mr. Ward's compensation:

-        Annual Compensation

         Base Salary. The Committee increased Mr. Ward's annual salary by $25,000 to $700,000, or 3.7%, based on an assessment of competitive compensation practices and in recognition of his leadership in the continuing restructuring along with accomplishing the Company's financial plans.

         Annual Incentive. The Committee awarded Mr. Ward an annual incentive payment for 2000 equal to $519,579, or 74.67% of salary earned in 2000. This incentive award was directly related to the Company's performance relative to the goals for EPS Growth (weighted 60%) and Return on Equity (weighted 40%)) that the Committee approved at the beginning of 2000. The Company reported ongoing EPS of $1.90, which was a 17% increase over 1999 (before non-recurring items) that resulted in a payment equal to the aggressive target that had been set for that component. The Company's ROE of 11.5% was slightly above the target established by the Committee and resulted in an incentive award slightly above target for that component.

-        Long-term Compensation

         Stock Options. In January 2000, the Committee approved a stock option grant of 500,000 shares to Mr. Ward, which represents the front-loaded grant discussed earlier in this report. These options have an exercise price of $15.13, which was 100% of the fair market value on the grant date. The terms and conditions that apply to Mr. Ward's stock option grants are described in the notes to the Stock Option Grant Table on page 11.

-        Other Benefits.

         In addition to participating in the same benefit programs as all other executives of the Company, Mr. Ward began participating in a supplemental executive retirement plan ("SERP") that the Committee approved during 2000 for him and other executives. The SERP provides him a competitive retirement benefit equal to 4% of the 3-year final average pay per year of service up to a maximum of 25 years, less any benefits under Russell's Qualified Defined Benefit and Excess Plans.

         In addition, the Company has an employment agreement with Mr. Ward which provides certain other benefits and payments in connection with Mr. Ward's continued service. In December, the Committee renewed this agreement effective April 1, 2001. Some of these benefits and payments are described in the Summary Compensation Table and the notes thereto beginning on page 10. Additional provisions of Mr. Ward's agreements are described on page 14.

CONCLUSION

The Committee believes that the executive compensation programs directly link the pay opportunities of the Company's executives to the financial and shareholder returns of the Company. These programs reinforce the linkage between pay and performance, and between executive compensation and shareholder return, and allow the Company to attract and retain the caliber of executives required in the highly competitive global environment in which executives of the Company must perform.

                                    MANAGEMENT DEVELOPMENT AND
                                    COMPENSATION COMMITTEE

                                    HERSCHEL M. BLOOM, CHAIRMAN
                                    RONALD G. BRUNO
                                    C.V. NALLEY III


        COMPARATIVE FIVE-YEAR CUMULATIVE TOTAL RETURNS THROUGH 12/31/00



             VALUE OF $100 INVESTED ON 12/31/95 AT FISCAL YEAR-END:


                             1995      1996       1997      1998       1999      2000
Russell Corporation        $100.00   $109.05    $ 99.14   $ 77.34    $ 65.83   $ 62.84
S&P 500                     100.00    123.25     164.21    210.85     253.61    227.89
Value Line Apparel Index    100.00    136.96     159.77    197.66     214.72    268.09



NOTES

1) Assumes that the value of the investment in the Company's Common Stock and in each index was $100 on the last trading day preceding the first day of the fifth preceding fiscal year and that all dividends were reinvested.

2) The Value Line Apparel Index presently includes: Columbia Sportswear Company; Guess?; Hartmarx Corporation; Jones Apparel Group; Kellwood Company; Liz Claiborne, Inc.; Nautica Enterprises, Inc.; Oshkosh B'Gosh, Inc.; Oxford Industries, Inc.; Tommy Hilfiger Corp.; VF Corporation; Warnaco Group, Inc.; and the Company.

3) The Value Line Apparel Index has undergone several changes since 1995, with only eight of the original twelve companies remaining on the list. The original Index also included Farah, Incorporated, Fruit of the Loom, Inc., Garan, Incorporated, and Phillips-Van Heusen Corporation. Garan, Incorporated, was deleted from the Index in 1996, Farah, Incorporated, was deleted in 1998, Phillips-Van Heusen Corporation was deleted in 1999 and Fruit of the Loom, Inc. was deleted in 2000. Value Line added Jones Apparel Group, Nautica Enterprises, Inc., St. Johns Knits, Inc., Tommy Hilfiger Corp. and Warnaco Group, Inc. in 1997, added Polo-Ralph Lauren and Quicksilver, Inc. in 1998 and added Columbia Sportswear Company and Guess? in 2000. Quicksilver, Inc. was deleted from the Index in 1999 after only one year, and St. Johns Knits, Inc. and Polo-Ralph Lauren were both deleted after only two years.



                             EXECUTIVE COMPENSATION


SUMMARY COMPENSATION TABLE

         The following information is furnished for the fiscal years ended December 30, 2000, January 1, 2000 and January 2, 1999, with respect to the Company's Chief Executive Officer and each of the four other most highly compensated executive officers of the Company during 2000 whose salary and bonus exceeded $100,000 (collectively, the "Named Executive Officers").

                                    ANNUAL COMPENSATION                         LONG TERM COMPENSATION
                             --------------------------------              -----------------------------------
                                                                                  AWARDS              PAYOUTS
                                                                           ----------------------    ---------
 NAME AND                                                      OTHER       RESTRICTED                                    ALL
 PRINCIPAL                FISCAL                              ANNUAL         STOCK       OPTIONS/      LTIP             OTHER
 POSITION                  YEAR     SALARY     BONUS (1)   COMPENSATION      AWARDS        SARS       PAYOUTS        COMPENSATION
----------------------------------------------------------------------------------------------------------------------------------
John F. Ward               2000    $695,833    $519,579      $49,637(2)                  500,000
 Chairman,                 1999     670,833     474,279       30,668(3)                  250,000
 President                 1998     490,000     350,000       44,375(4)    $ 325,913(5)  407,066(6)                  $3,496,031(7)
 and C.E.O

Jonathan R. Letzler        2000     302,500     208,485        4,566(2)                  100,000
 Executive V.P. &          1999     265,000     200,764       14,169(3)                   25,000
 C.E.O. JERZEES            1998      17,809      65,000        3,515(4)    1,079,690(8)  125,000

JT Taunton, Jr             2000     312,000     198,340        5,151(2)                   32,000
 Sr. V.P., President &     1999     306,900     216,750                                   12,000
 C.E.O. Fabrics            1998     300,000      38,500                                    8,000
 and Services

Eric N. Hoyle              2000     290,724     130,909        9,994(2)                  100,000
 Sr. V.P., President &     1999     305,833     154,293       15,961(3)                   40,000
 C.E.O. Cross Creek        1998     116,935      52,621       13,710(4)                   25,000
 Apparel LLC

Carol M. Mabe              2000     239,167     141,000        4,503(2)                   56,570
 Senior V.P. & C.E.O       1999      64,167      31,333        3,392(2)       92,063(9)   25,000
 Russell Athletic          1998


(1) Bonus payments are reported for the year in which related services were performed.

(2) Pursuant to Mr. Ward's employment agreement, includes personal use of Company aircraft, Company provided automobile, insurance policy premium payments and tax consulting payments. For Messrs. Letzler and Taunton, includes tax consulting payments. For Mr. Hoyle, includes personal use of Company aircraft and tax consulting payments. For Ms. Mabe, includes personal use of Company aircraft.

(3) Pursuant to Mr. Ward's employment agreement, includes personal use of Company aircraft, club dues and Company provided automobile. For Messrs. Letzler and Hoyle, includes personal use of Company aircraft.

(4) Pursuant to Mr. Ward's employment agreement, includes personal use of Company aircraft, personal office closure expenses, temporary housing, club dues and Company provided automobile. For Mr. Letzler includes personal use of Company aircraft and temporary housing. For Mr. Hoyle includes personal use of Company aircraft, temporary housing and Company provided automobile.

(5) Pursuant to Mr. Ward's employment agreement, one-third of this amount vested on March 31, 1998, with the remainder vesting ratably over the next two succeeding years.

(6) Pursuant to Mr. Ward's Amended and Restated Employment Agreement, 125,000 options vest on March 31, 2001. The exercise price is $27.1563 and the options are exercisable until March 31, 2008. Pursuant to the Amended and Restated Executive Deferred Compensation and Buyout Plan, 282,066 vested options were issued to Mr. Ward at an exercise price of $27.1563, the fair market value on the date of grant, and are exercisable until March 31, 2008.

(7) Amounts paid to Mr. Ward or deposited into a rabbi trust for his benefit to replace benefits and opportunities Mr. Ward forfeited pursuant to agreements with his former employer as a result of accepting employment with the Company.

(8) Pursuant to Mr. Letzler's employment agreement, one-third of this amount vested on December 15, 1999, with the remainder vesting ratably over the next two succeeding years. As of January 1, 2001, Mr. Letzler's restricted shares consisted of 16,666 shares, or one-third of the original grant of 50,000 shares, with a value of $258,323.

(9) Pursuant to Ms. Mabe's employment agreement, one-third of this amount vested on November 1, 2000, with the remainder vesting ratably over the next two years. As of January 1, 2001, Ms. Mabe's restricted shares consisted of 4,000 shares, or two thirds of the original grant of 6,000 shares, with a value of $62,000.

OPTION/SAR GRANTS IN FISCAL 2000

         The following table sets forth grants of stock options to the Named Executive Officers for the year ended December 30, 2000. No SAR grants were made during such fiscal year.

                           INDIVIDUAL GRANTS (1)
------------------------------------------------------------------------------      POTENTIAL REALIZABLE
                         NUMBER OF                                                     VALUE AT ASSUMED
                         SECURITIES      % OF TOTAL                                 ANNUAL RATES OF STOCK
                         UNDERLYING     OPTIONS/SARS                                  PRICE APPRECIATION
                       OPTIONS/SARS       GRANTED        EXERCISE                       FOR OPTION TERM
                         GRANTED        TO EMPLOYEES      PRICE     EXPIRATION    ---------------------------
NAME                     IN 2000          IN 2000       PER SHARE      DATE            5%            10%
------------------     ------------     ------------    ---------   ----------    ------------  -------------
John F. Ward             500,000(2)        18.91          15.1250     1/18/10      $4,756,016    $12,052,677
Jonathan R. Letzler      100,000            3.78          15.1250     1/18/10         951,203      2,410,535
JT Taunton, Jr            32,000            1.21          15.1250     1/18/10         304,385        771,371
Eric N. Hoyle            100,000            3.78          15.1250     1/18/10         951,203      2,410,535
Carol M. Mabe             56,570            2.14          15.1250     1/18/10         538,095      1,363,640

(1) The stock options were granted at an exercise price equal to the fair market value of the Company's Common Stock on the date of the grant. The stock options become exercisable ratably over four years beginning on the first anniversary of the grant. No other instruments were granted in tandem with the options, nor do they carry tax reimbursement features.

(2) See "MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION - Chief Executive Officer."

AGGREGATED OPTION/SAR EXERCISES IN FISCAL 2000 AND YEAR-END VALUE TABLE

         The following table sets forth information concerning the exercise of stock options for the Named Executive Officers for the fiscal year ended December 30, 2000:

                                                          NUMBER OF                    VALUE OF UNEXERCISED
                         SHARES                    UNEXERCISED OPTIONS/SARS          IN-THE-MONEY OPTIONS/SARS
                        ACQUIRED     VALUE AT         DECEMBER 30, 2000              AT DECEMBER 30, 2000 (2)
NAME                   ON EXERCISE  REALIZED(1)  EXERCISABLE     UNEXERCISABLE     EXERCISABLE    UNEXERCISABLE
----                   -----------  -----------  -----------     -------------     -----------    -------------

John F. Ward                 0          $0          427,900          729,167          $    0          $    0
Jonathan R. Letzler          0           0           68,750          181,250               0               0
JT Taunton, Jr               0           0           41,200           41,000               0               0
Eric N. Hoyle                0           0           22,500          140,000               0               0
Carol M. Mabe                0           0            6,250           75,320           1,953           5,859


(1) This amount represents the aggregate of the market value of the Company's Common Stock at the time each option was exercised less the exercise price for such option.

(2) This amount represents the aggregate of the number of options multiplied by the difference between the closing price of the Company's Common Stock on the last trading day prior to December 30, 2000, and the exercise price for such option.

LONG-TERM INCENTIVE PLAN AWARDS IN FISCAL 2000

         The Company's Executive Incentive Plan provides for the award of long-term incentives to officers of the Company. The Company has not granted long-term incentive awards subsequent to January 28, 1998, and has no present plans to grant such awards in the future.

PENSION PLAN

         The officers of the Company participate in the Russell Corporation Revised Pension Plan (the "Pension Plan"), a defined benefit plan covering all employees of the Company. The amount of contributions made by the Company to the Pension Plan is not reflected in the cash compensation table above, since the amount of the contribution with respect to a specified person is not and cannot readily be separately or individually calculated by the regular actuaries for the Pension Plan.

         Benefits under the Pension Plan are based upon years of credited service at retirement and upon "Final Average Earnings," which is the average base compensation for the highest 60 consecutive months out of the final 120 months of employment. This compensation consists only of salary and excludes any bonus and any form of contribution to other benefit plans or any other form of compensation. Normal or delayed retirement benefits are payable upon retirement on the first day of any month following attainment of age 65 and continue for the life of the employee (and his spouse, if any) or in accordance with other elections permitted by the Pension Plan.

         On January 26, 1994, the Board of Directors adopted a supplemental retirement plan covering any participant's compensation in excess of the limitation amount specified in Section 401, et seq., of the Internal Revenue Code. This plan is a non-qualified plan, thereby rendering any benefits subject to claims of general creditors and not deductible until paid.

         On December 5, 2000, the Board of Directors adopted the Russell Corporation Supplemental Retirement Plan (the "SERP"), an additional defined benefit plan covering key employees of the Company. Benefits under the SERP are based upon years of credited service at retirement and upon "Final Average Pay," which is the average compensation for the highest 36 consecutive months out of the final 120 months of employment and, unlike the Pension Plan, includes amounts received as bonuses during that period.

         The following table presents estimated annual benefits payable from the Pension Plan, the SERP and the supplemental retirement plan mentioned above upon normal or delayed retirement to participants in specified remuneration and years-of-credited service classifications. The amounts shown assume the current maximum social security benefit and that the participant has elected for benefits to be payable for a single life only.

                               PENSION PLAN TABLE

                                                  YEARS OF CREDITED SERVICE
    AVERAGE            ---------------------------------------------------------------------------------
  REMUNERATION            5                  10               15                20             AND OVER
  ------------         --------          --------          --------          --------          ---------
   $  350,000          $ 35,000          $ 70,000          $105,000          $140,000          $175,000
      400,000            40,000            80,000           120,000           160,000           200,000
      450,000            45,000            90,000           135,000           180,000           225,000
      500,000            50,000           100,000           150,000           200,000           250,000
      600,000            60,000           120,000           180,000           240,000           300,000
      700,000            70,000           140,000           210,000           280,000           350,000
      800,000            80,000           160,000           240,000           320,000           400,000
      900,000            90,000           180,000           270,000           360,000           450,000
    1,000,000           100,000           200,000           300,000           400,000           500,000
    1,100,000           110,000           220,000           330,000           440,000           550,000
    1,200,000           120,000           240,000           360,000           480,000           600,000
    1,300,000           130,000           260,000           390,000           520,000           650,000

         Years of service at December 30, 2000 credited under the Pension Plan for individuals shown in the Summary Compensation Table on page 10 are as follows: Mr. Ward, 2 years; Mr. Taunton, 25 years; Mr. Letzler, 2 years; Mr. Hoyle, 2 years; and Ms. Mabe, 1 year. Years of service at December 30, 2000 credited under the SERP for individuals shown in the Summary Compensation Table on page 10 are as follows: Mr. Ward, 2 years; Mr. Taunton, 2 years; Mr. Letzler, 2 years; Mr. Hoyle, 2 years; and Ms. Mabe, 1 year.


STOCK OPTION PLANS

         The Company has previously adopted the 1987 Stock Option Plan pursuant to which the Company granted to key employees of the Company either incentive stock options or nonqualified stock options. The terms of the options did not exceed ten years from the dates of grant, and the option prices equaled fair market value of the shares covered at the times of grant. The 1987 Stock Option Plan has expired and there are no further options outstanding under it.

         The Company also has adopted the Executive Incentive Plan (formerly known as the 1993 Executive Long-Term Incentive Plan). The Management Development and Compensation Committee of the Board of Directors (the "Committee") presently administers the plan and has broad discretion to fashion the terms and, subject to limitations specified in the plan, the size of awards in order to provide appropriate incentives. Awards may be issued in a variety of forms, including: (a) restricted, deferred and bonus shares; (b) incentive, non-qualified and accelerated stock ownership options (all such options are referred to collectively as "options"); (c) freestanding and tandem stock appreciation rights; and (d) performance shares, performance units and cash-based awards. In addition to conditions and restrictions required under the plan, the Committee may impose additional conditions and restrictions with respect to the exercise or receipt of benefits under any award.

         The aggregate number of shares of Common Stock authorized for issuance under the Executive Incentive Plan is 5,500,000 plus any shares reversed for issuance under awards still outstanding under the Company's 1987 Stock Option Plan to the extent such awards are forfeited, terminated or settled without issuance of the reserved shares. Any shares of Common Stock (whether subject to or received pursuant to an award under any Company plan) withheld or applied to pay the exercise price or related required tax withholding reduce the number of shares treated as issued under the Executive Incentive Plan and thereby increase the aggregate number of shares available for issuance.

         The Company has also adopted the Russell Corporation 2000 Stock Option Plan (the "2000 Option Plan"). The 2000 Option Plan is an incentive compensation plan that gives the Committee broad discretion to grant awards, and fashion the terms of such awards, to any employee or consultant of the Company. The 2000 Option Plan permits the issuance of awards in a variety of forms, including: (a) incentive stock options; (b) non-qualified stock options; (c) reload stock options; (d) restricted shares; (e) bonus shares; (f) deferred shares; (g) freestanding stock appreciation rights; (h) tandem stock appreciation rights;
(i) performance units; and (j) performance shares. The aggregate number of shares of Common Stock authorized for issuance under the 2000 Option Plan is 1,500,000, subject to appropriate adjustment upon the occurrence of dividends, distributions, recapitalizations, stock splits or other similar events.

EMPLOYMENT AGREEMENTS

         As noted above, John F. Ward was employed as President and Chief Executive Officer of the Company, effective March 31, 1998. The Company entered into an agreement with Mr. Ward providing for the employment of Mr. Ward until March 31, 2001, at an annual base salary of $650,000, subject to increase(s) in the discretion of the Board of Directors and a bonus of $350,000 for 1998. The employment agreement provides that the Company will offer health care and certain other supplemental benefits to Mr. Ward. As noted in the Summary Compensation Table, Mr. Ward was also entitled to receive certain payments for reimbursement of expenses in connection with his relocation and employment with the Company.

         Mr. Ward's employment agreement has been amended effective April 1, 2001 to provide for his continued employment until March 31, 2006. Effective March 1, 2001, Mr. Ward's annual base salary shall be a minimum of $750,000. The annual base salary is subject to increase(s) in the discretion of the Board of Directors. Mr. Ward is entitled to receive a potential annual bonus of at least 140% of base salary, upon the achievement of certain goals established by the Board of Directors. The amended agreement also provides that any termination of employment of Mr. Ward after April 1, 2001 shall be treated as retirement for purposes of the Company's various plans and benefits. Each year of Mr. Ward's employment, commencing on January 1, 1998, shall be treated as two (2) years of employment for purposes of determining Mr. Ward's participation in the SERP. Options granted to Mr. Ward pursuant to the prior agreement will become fully vested on March 31, 2001, pursuant to the terms of the amended and restated employment agreement. The amended agreement provides for additional annual option awards of at least 100,000 shares per year in each of 2003, 2004, 2005, and 2006, which options shall vest over a four year period beginning on the date of the grant.

         As noted above in note 7 to the Summary Compensation Table, to compensate Mr. Ward for the forfeiture of certain benefits from his former employer, under the 1998 agreement the Company agreed to make a cash payment to him of approximately $1,028,000, to put into a trust for his benefit approximately $2,467,000, to issue him 12,127 shares of Common Stock of the Company, and to grant him options to purchase 282,066 shares of the Company's Common Stock at $27.1563, the market price on March 31, 1998. After April 1, 2001, the amounts placed in the trust were to be paid to Mr. Ward in a lump sum upon the termination of his employment with the Company. The Company has amended this deferred compensation agreement with Mr. Ward effective April 1, 2001. Under the terms of the amended agreement, the amounts placed in trust will continue to be deferred, and will be paid to Mr. Ward after March 31, 2006 unless his employment is terminated by the Company for cause or is terminated by Mr. Ward for any reason other than death, total disability or certain other reasons set forth in the agreements. In the event of such termination prior to March 31, 2006, Mr. Ward will be entitled to receive the entire amount remaining in the Trust. Mr. Ward, at his option, may receive the trust amount as a single lump sum payment, or may request payment over a deferred or extended period of time.

         Effective December 7, 1998, Jonathan R. Letzler was employed as the President and Chief Executive Officer of the Company's JERZEES Division pursuant to an agreement providing for his employment in such position until December 7, 2002, at an annual base salary of $265,000 (subject to annual increases in the discretion of the Chief Executive Officer of the Company and with the concurrence of the Board of Directors). Mr. Letzler received a signing bonus of $65,000 and is entitled to receive annual bonuses with a bonus potential of at least 100% of his base salary, provided that his bonuses for each of the 1998 and 1999 calendar years was to be at least 50% of his base salary. Under the agreement, Mr. Letzler may participate in any benefit plan offered by the Company to its executives generally. The agreement provides that in the event of any termination of employment of Mr. Letzler, all vesting periods under the Company's benefit plans shall be waived and Mr. Letzler will be deemed to have reached the minimum age for retirement under all such plans. Mr. Letzler was also entitled to receive certain payments for reimbursement of expenses in connection with his relocation and employment with the Company. Pursuant to the agreement, Mr. Letzler was granted an option on December 7, 1998, to purchase 125,000 shares of Common Stock at the market price of $21.5938 per share, and an option on February 24, 1999 to purchase 25,000 shares of Common Stock at the market price of $19.3438 per share. Each option vests in equal annual installments over a four-year period from the date of grant. Mr. Letzler was also granted 50,000 restricted shares of Common Stock on December 7, 1998, with the restrictions lapsing as to one-third of such shares at the end of each year of his employment with the Company.

          PROPOSAL TO APPROVE THE ADOPTION OF THE RUSSELL CORPORATION
                 2000 NON-EMPLOYEE DIRECTORS' COMPENSATION PLAN
                                  (PROPOSAL 2)

         On July 26, 2000, the Board of Directors adopted the Russell Corporation 2000 Non-Employee Directors' Compensation Plan (the "2000 Directors' Plan"). The purpose of the 2000 Directors' Plan is to enable the Company to attract and retain experienced and knowledgeable individuals to serve on the Company's Board of Directors, and to allow such directors to obtain an equity interest in the Company in order to align their interests with those of the Company's stockholders. A summary of the 2000 Directors' Plan is set forth below. The summary is qualified in its entirety by reference to the complete text of the 2000 Directors' Plan which is attached to this Proxy Statement as Appendix B. If approved, the 2000 Directors' Plan will replace the current 1997 Non-Employee Directors' Stock Grant, Stock Option and Deferred Compensation Plan (the "Prior Plan").

DESCRIPTION OF 2000 DIRECTORS' PLAN

  GENERAL

         The purpose of the 2000 Directors' Plan is to assist the Company in attracting and retaining experienced and knowledgeable directors and increasing their commitment to the Company's success through equity ownership. Any individuals, other than officers or other employees of the Company or its subsidiaries, (1) serving as directors on the Board of Directors of the Company immediately following the Annual Meeting or (2) elected or appointed to serve as directors on the Board of Directors of the Company at some time other than the Annual Meeting are eligible to participate in the 2000 Directors' Plan (the "Eligible Directors"). The Management Development and Compensation Committee of the Board of Directors (the "Committee") presently administers the 2000 Directors' Plan and has broad discretion to fashion the terms of awards. The 2000 Directors' Plan currently provides for the grant of up to 500,000 shares of the Common Stock of the Company, reduced by the number of shares issued pursuant to awards under the Prior Plan. Unless earlier terminated by the Board of Directors or shareholders, the issuance of awards under the 2000 Directors' Plan will cease as of August 1, 2010.

  TYPES OF AWARDS

         Annual Option Grants. Each Eligible Director immediately following the Annual Meeting automatically receives an option to purchase a number of shares of Common Stock with a value equivalent to $25,000 determined in accordance with procedures specified in the 2000 Directors' Plan. An Eligible Director who is not elected at the Annual Meeting will receive at the time of becoming a Director an option to purchase an amount of shares of Common Stock calculated with reference to the time remaining until the next Annual Meeting. Each Eligible Director received an initial option to purchase a number of shares of Common Stock with a value equivalent to $15,000. The Company will continue to award annual option grants under the 2000 Directors' Plan after the Annual Meeting only if shareholders approve the 2000 Directors' Plan at the Annual Meeting.

         Annual Fees. Annual fees are payable to the Eligible Directors quarterly on March 31, June 30, September 30 and December 31 of each year. Eligible Directors may elect to receive their annual fee in various combinations of the following: (1) shares of Common Stock equal to that portion of the quarterly fee subject to the election divided by the fair market value on the date the quarterly fee payment is due; (2) an option to purchase shares of Common Stock equal to the annual fee or portion thereof subject to the election, multiplied by four and divided by the fair market value of the shares as of the Annual Meeting date in the year to which the election relates; or (3) shares equal to the amount of the quarterly fee installment subject to such election divided by the fair market value of the shares on the date the quarterly fee installment is due and payable, deposited to a deferral account to be paid to the Eligible Director on a date that is at least two years from the date of the election, provided, however, that any shares in a deferral account shall be delivered immediately upon an individual's ceasing to be an Eligible Director.

         Option Period and Exercise. Each option granted pursuant to the 2000 Directors' Plan will have a ten year term. Options, whether awarded pursuant to an annual grant or pursuant to the election of an Eligible Director, may be exercised on the first to occur of the following: (1) the one-year anniversary of the grant date; (2) an Eligible Director's Death; (3) an Eligible Director ceasing to serve due to disability; (4) a change in control (as defined in the 2000 Directors' Plan); (5) retirement upon reaching mandatory retirement age; or
(6) retirement upon attaining age 65.

FEDERAL INCOME TAX CONSEQUENCES OF AWARDS

  GENERAL

         There are generally no federal income tax consequences to either the participant or the Company upon the grant of an option. Upon exercise of an option, the amount by which the fair market value of the shares on the exercise date exceeds the exercise price on the exercise date is generally taxable to the participant as compensation income and will generally be deductible by the Company. The disposition of shares acquired through exercise of a stock option generally results in a capital gain or loss for the participant (which may be short-term or long-term, according to whether the participant's holding period following the date of exercise is no longer than one year or is longer than one year), but will have no tax consequences for the Company. Upon receipt by a participant of an annual grant of shares of Common Stock under the 2000 Directors' Plan, a participant will recognize ordinary income equal to the fair market value of any shares of Common Stock and cash received, and the Company will be entitled to a tax deduction in the same amount.

AMENDMENT, MODIFICATION OR TERMINATION

         The Board of Directors may at any time and from time to time, alter, amend, suspend or terminate the 2000 Directors' Plan in whole or in part without the approval of the Company's shareholders. The 2000 Directors' Plan provides that, without an Eligible Director's consent, no amendment, modification or termination may materially adversely affect any award granted prior thereto.

VOTE REQUIRED; RECOMMENDATION

         The affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock represented in person or by proxy at the Annual Meeting is necessary to approve the adoption of the 2000 Directors' Plan. The Board of Directors recommends that shareholders vote FOR the approval of the 2000 Directors' Plan.

                                 OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors does not intend to present, and has not been informed that any other person intends to present, any matter for action at the Annual Meeting other than those matters stated in the Notice of the Annual Meeting. Accordingly, if other matters should properly come before the Annual Meeting, it is intended that the holders of the proxies will act in respect thereto in accordance with their best judgment.

                                    AUDITORS

         Ernst & Young LLP, independent accountants, served as the Company's auditors for 2000 after having previously served in the same capacity since 1930. Representatives of Ernst & Young will be in attendance at the Annual Meeting and will be given the opportunity to make a statement and to respond to appropriate questions.

AUDIT AND AUDIT-RELATED FEES

         Ernst & Young billed the Company an aggregate amount of $456,208 for professional services rendered for the audit of the Company's annual financial statements for fiscal year 2000 and the reviews of the financial statements included in the Company's Forms 10-Q for fiscal year 2000, and billed an aggregate amount of $950,010 for audit-related fees for fiscal year 2000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION

         Ernst & Young neither rendered to nor billed the Company for professional services including supervising the operation of the Company's information systems and design or implementation of hardware or software to aggregate source data underlying the Company's financial statements during fiscal year 2000.

ALL OTHER FEES

         Ernst & Young billed the Company an aggregate amount of $1,604,152 for professional services during fiscal year 2000, excluding amounts billed in connection with audit services, audit-related services and financial information systems design implementation. The Audit Committee, in conducting its review of auditor independence, considered whether the performance of services by the independent accountants in addition to their audit services was compatible with maintaining the independence of Ernst & Young as auditors.

                             SHAREHOLDER PROPOSALS

         The next annual meeting of shareholders is scheduled to be held on April 24, 2002, and shareholders of the Company may submit proposals for consideration for inclusion in the Proxy Statement of the Company relating to such annual meeting of shareholders. However, in order for such proposals to be considered for inclusion in the Proxy Statement of the Company relating to such annual meeting, such proposals must be received by the Company not later than November 23, 2001.

         If a shareholder fails to notify the Company on or before February 6, 2002 of a proposal which such shareholder intends to present at the Company's April 24, 2002 Annual Meeting by a means other than inclusion of such proposal in the Company's proxy materials for that meeting, then if the proposal is presented at such annual meeting, the holders of the Board of Directors' proxies at such meeting may use their discretionary voting authority with respect to such proposal, regardless of whether the proposal was discussed in the Company's Proxy Statement for such meeting.

                              GENERAL INFORMATION

         The Board of Directors of the Company has fixed the close of business on March 7, 2001, as the record date for determining the holders of the Common Stock of the Company entitled to notice of and to vote at the Annual Meeting. As of such date, the Company had issued and outstanding and entitled to vote at the Annual Meeting an aggregate of 31,895,534 shares of Common Stock, each share of which is entitled to one (1) vote on all matters to be considered at the Annual Meeting.

         Pursuant to Section 10-2B-7.25 of the Code of Alabama 1975, as amended, and the Company's Bylaws, a majority of the shares of Common Stock entitled to vote, represented in person or by proxy, will constitute a quorum at a meeting of the shareholders. Section 10-2B-7.28 of the Code of Alabama 1975, as amended, requires that each of the nominees to be elected to the Board of Directors receive the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock represented at the Annual Meeting as part of the quorum. The vote for election of directors does not include shares which abstain from voting on a matter or which are not voted on such matter by a nominee because such nominee is not permitted to exercise discretionary voting authority and the nominee has not received voting instructions from the beneficial owner of such shares. Section 10-2B-7.25 of the Code of Alabama 1975, as amended, and the Company's Bylaws require, for the approval of the adoption of the 2000 Non-Employee Directors' Compensation Plan, the affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock represented in person or by proxy at a meeting of shareholders at which a quorum is present and entitled to vote with respect to such proposals. Generally, brokers who act as nominees will be permitted to exercise discretionary voting authority where they have received no instructions in uncontested elections for directors and on certain other matters which are not contested (not including, however, approval of the adoption of the 2000 Directors' Plan) where the brokers have complied with New York Stock Exchange Rule 451 concerning the delivery of proxy materials to the beneficial owners of the Company's Common Stock held by such brokers. Abstentions and broker non-votes will not be counted as votes against the proposal to approve the adoption of the 2000 Non-Employee Directors' Compensation Plan; provided, however, that at least a majority of the outstanding shares of the Company's Common Stock is voted with respect to the proposal. Section 10-2B-7.25(c) only requires that votes cast in favor of this proposal exceed the votes cast opposing the proposal and the rules of the NYSE concur provided total votes cast on the proposal exceeds fifty percent (50%) in interest of all securities entitled to vote.

         The Annual Meeting may be adjourned from time to time without notice other than announcement at the Annual Meeting, or at any adjournment thereof, and any business for which notice was given in the accompanying Notice of Annual Meeting of Shareholders may be transacted at any such adjournment.

         In addition to the use of the mails, proxies may be solicited by personal interview or by telephone or telegraph. The cost of solicitation of proxies will be borne by the Company. The Company may request brokerage houses, nominees, custodians, and fiduciaries to forward soliciting material to the beneficial owners of the stock held of record and will reimburse such persons for any reasonable expense incurred in forwarding the material.

         Copies of the Company's Annual Report on Form 10-K for the year ended December 30, 2000, in form as filed with the Securities and Exchange Commission, may be obtained from Floyd G. Hoffman, the Senior Vice President, Corporate Development, General Counsel and Secretary of the Company, without charge, by persons who were shareholders beneficially or of record as of March 7, 2001.


                                    By Order of the Board of Directors
                                             FLOYD G. HOFFMAN
                               Senior Vice President, Corporate Development,
                                      General Counsel and Secretary


Alexander City, Alabama
March 23, 2001

                                                                      APPENDIX A

            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                             OF RUSSELL CORPORATION

ORGANIZATION

(a) The Audit Committee of the Board of Directors (the "Committee") of Russell Corporation (the "Company") shall be appointed by the Board of Directors and shall comprise at least three (3) directors, each of whom are independent of management and the Company, as defined by the relevant listing authority. The Board of Directors shall be responsible for making the determination that members of the Committee are independent as required by the relevant listing authority.

(b) All Committee members shall be financially literate, as such qualification is interpreted by the Board of Directors in its business judgment, or shall become financially literate within a reasonable period of time after appointment to the Committee, and at least one member shall have accounting or related financial management expertise, as the Board of Directors interprets such qualification in its business judgment.

STATEMENT OF POLICY

(a) The Committee, through regular or special meetings with management, the Company's internal auditors and the independent auditors, shall provide assistance to the Board of Directors in fulfilling its oversight responsibility relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, and the annual independent audit of the Company's financial statements.

(b) The Committee shall maintain free and open communication between the Committee, the Company's independent auditors, the internal auditors and management.

(c) The Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the authority to retain outside counsel or other experts for this purpose. The Board of Directors retains responsibility for overseeing the Company's financial statements and financial reporting process, legal compliance and ethics programs.

RESPONSIBILITIES AND PROCESSES

(a) The primary responsibility of the Committee is to oversee the Company's financial reporting process on behalf of the Board of Directors and report the results of its activities to the Board.

(b) It is not the duty of the Committee (1) to plan or conduct audits, (2) to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles, (3) to conduct investigations, to resolve disagreements, if any, between management and the independent auditor, or (4) to assure compliance with laws and regulations and the Company's code of conduct. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements.

(c) The Committee shall:(1) ensure that the independent auditor provides annually to the Committee a formal written statement delineating all relationships between the independent auditor and the Company, (2) actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor, and (3) recommend that the Board take appropriate action in response to the independent auditor's report to satisfy itself of the independent auditor's independence.

(c) The following shall be the principal recurring processes of the Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate:

         - The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Committee, as representatives of the

                  Company's shareholders. The Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, recommend replacement of the independent auditors. The Committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the Committee shall review and recommend to the Board the selection of the Company's independent auditors.

         - The Committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits, review and approve the annual internal audit plan, review the internal audit reports and approve the appointment of the Director of Internal Audit. Additionally, the Committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the Committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

         - The Committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form IO-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The chair of the Committee may represent the entire Committee for the purposes of this review.

         - The Committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

The Committee shall review and reassess this Charter at least annually and submit its recommendations to the Board of Directors for approval.

                                                                      APPENDIX B

                               RUSSELL CORPORATION
                 2000 NON-EMPLOYEE DIRECTORS' COMPENSATION PLAN

Article 1.       Establishment, Objectives and Duration

1.1. Establishment of the Plan. Russell Corporation, an Alabama corporation (the "Company") hereby establishes the Russell Corporation 2000 Non-Employee Directors' Compensation Plan (the "Plan"), effective August 1, 2000 (the "Effective Date") which was duly approved by the Board of Directors of the Company (the "Board") on July 26, 2000 and shall be presented for approval by the shareholders of the Company at the next regularly scheduled annual meeting of the Company's shareholders following the Effective Date.

1.2. Objectives of the Plan. The Plan is intended to allow Eligible Directors of the Company to acquire or increase equity ownership in the Company, thereby strengthening their commitment to the success of the Company, aligning their interests with those of the shareholders of the Company, and to assist the Company in attracting and retaining experienced and knowledgeable individuals to serve as directors.

1.3. Duration of the Plan. The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Article 10 hereof, until the earlier of (a) the 10 year anniversary of the Effective Date and (b) the date all Shares subject to the Plan shell have been delivered according to the Plan's provisions; provided that the Plan shall remain in effect with respect to and shall govern any grants made hereunder including any amounts deferred in connection with such grants.

1.4. Prior Plan. Effective August 1, 2000 no new grants will be made under the Russell Corporation 1997 Non-Employee Directors' Stock Grant, Stock Option and Deferred Compensation Plan (the "Prior Plan"). Any grants made under the Prior Plan shall continue to be subject to the terms and conditions of the Prior Plan; provided, that, the Prior Plan shall remain in effect with respect to and shall govern any grants made under the Prior Plan including any amounts deferred thereunder.

Article 2.       Definitions

        Whenever used in the Plan, the following terms shall have the meanings set forth below:

2.1. "Annual Fee" shall mean that portion of the Retainer payable to an Eligible Director in cash, which initially shall be $35,000 per year payable in four quarterly installments in an amount equal to $8,750, as well as any additional cash payments made to an Eligible Director with respect to committee service or other service to the Board without regard to any election pursuant to
Article 7.

2.2. "Annual Meeting of Shareholders" means the regularly scheduled annual meeting of the Company's shareholders.

2.3. "Annual Option Grant" shall mean that portion of the Retainer payable to an Eligible Director in Options without regard to any election pursuant to
Article 7.

2.4.     "Article" means an Article of the Plan.

2.5. "Beneficial Owner" has the meaning specified in Rule 13d-3 of the SEC under the Exchange Act.

2.6.     "Board" has the meaning set forth in Section 1.1

2.7. "Cause" means (i) an Eligible Director's conviction of a felony or other crime involving fraud, dishonesty or moral turpitude; (ii) willful or reckless material misconduct in the performance of his or her duties as a Director; or (iii) habitual neglect of duties; provided, that an Eligible Director who agrees to resign his position on the Board in lieu of being removed for Cause, may be deemed to have been removed for Cause for purposes of this Plan.

2.8. "Change of Control" means, unless otherwise defined in an Option Agreement, any one or more of the following:

        Any person (as such term is used in Rule 13d-5 of the SEC under the Exchange Act)or group (as such term is defined in Sections 3(a)(9) and 13(d)(3) of the Exchange Act), other than a Subsidiary, any employee benefit plan (or any related trust)of the Company or any of its Subsidiaries or any Excluded Person, becomes the Beneficial Owner of 20% or more of the common stock of the Company or of Voting Securities representing 20% or more of the combined voting power of the Company (such as a person or group, a "20% Owner"), except that (i) to Change of Control,shall be deemed to have occurred solely by reason of such beneficial ownership by a corporation with respect to which both more than 70% of the common stock of such corporation and Voting Securities representing more than 70% of the aggregate voting power of such corporation are then owned, directly or indirectly, by the persons who were the direct or indirect owners of the common stock and Voting Securities of the Company immediately before such acquisition in substantially the same proportions as their ownership, immediately before such acquisition, of the common stock and Voting Securities of the Company, as the case may be and (ii) such corporation shall not be deemed a 20% Owner, or

        The Incumbent Directors cease for any reason to constitute at least two-thirds of the directors of the Company then serving; or

        approval by the stock holders of the Company of a merger, reorganization, consolidation, or similar transaction, or a plan or agreement for the sale or other disposition of all or substantially all of the consolidated assets of the Company or a plan of liquidation of the Company (any of the foregoing transactions, a "Reorganization Transaction") which, based on information included in the proxy and other written materials distributed to the Company's stockholders in connection with the solicitation by the Company of such stockholders approval, is not expected to qualify as an Exempt Reorganization Transaction; or

        the consummation by the Company of a Reorganization Transaction that for any reason fails to qualify as an Exempt Reorganization Transaction as of the date of such consummation, notwithstanding the fact that such Reorganization Transaction was expected to so qualify as of the date of such stockholder approval.

Notwithstanding the occurrence of any of the foregoing events, a Change of Control shall not occur with respect to an Eligible Director if, in advance of such event, the Eligible Director agrees in writing that such even shall not constitute a Change of Control.

2.9. "Change of Control Value" means the Fair Market Value of a Share on the date of a Change of Control.

2.10. "Code" means the Internal Revenue Code of 1986, as amended from time to time, and regulations and rulings thereunder. References to a particular section of the Code include references to successor provisions of the Code or any successor statute.

2.11.    "Committee" has the meaning set forth in Article 3.

2.12.    "Common Stock" means the common stock, $0.01 par value, of the Company.

2.13.    "Company" has the meaning set forth in Section 1.1.

2.14. "Deferral Account" means the account or accounts maintained for an Eligible Director pursuant to Section 7.2(c) hereof.

2.15.    "Deferral Date" has the meaning set forth in Section 7.2(c).

2.16. "Deferred Share" means a Share that is granted to an Eligible Director on a deferred basis upon such Eligible Director's election pursuant to Section 7.2(c) hereof.

2.17. "Disability" means a physical or mental condition which, with or without reasonable accommodations and as determined by the Committee in good faith, upon receipt of such medical advice as the Committee deems appropriate, renders an individual unable or incompetent to perform the duties or responsibilities of a director which condition has existed for 180 days and which is expected to be permanent or of indefinite duration.

2.18.    "Effective Date" has the meaning set forth in Section 1.1

2.19. "Election Year" means the period commencing on the Annual Meeting of Shareholders in any year and ending on the day before the Annual Meeting of Shareholders the following year.

2.20. "Eligible Director" means (i) any individual serving as a director on the Board of Directors of the Company immediately following the Annual Meeting of Shareholders of the Company and (ii) any individual elected or appointed to serve as director on the Board of Directors of the Company at some time other than the Annual Meeting of Shareholders; provided, that a director who is an officer of the Company or a Subsidiary or otherwise employed by the Company or a Subsidiary shall not be an Eligible Director.

2.21. "Exchange Act" means the Securities Exchange Act of 1934, as amended. References to a particular section of the Exchange Act include references to successor provisions.

2.22. "Excluded Person" means any Person who, along with such Person's Affiliates and Associates (as such terms are defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act) is the Beneficial Owner of 15% or more of the Shares outstanding as of the Effective Date, provided that such Person, including such Person's Affiliates and Associates, does not acquire, after the Effective Date hereof, additional Shares in excess of 1% of the then outstanding Shares, exclusive of (i) Shares acquired by such Person and such Person's Affiliates and Associates as a result of stock dividends, stock splits, recapitalizations or similar transactions in which the Company did not receive any consideration for issuing the Shares in question or as a result of repurchases of stock by the Company; (ii) Shares acquired by such Person and such Person's Affiliates and Associates as a result of gifts, devises, bequests and intestate succession; and (iii) Shares acquired by such Person and such Person's Affiliates and Associates as a result of participation by such Person and such Person's Affiliates and Associates in any dividend reinvestment plan, stock option plan or other similar plan or arrangement of the Company.

2.23. "Exempt Reorganization Transaction" means a Reorganization Transaction which results in the Persons who were the direct or indirect owners of the outstanding common stock and Voting Securities of the Company immediately before such Reorganization Transaction becoming, immediately after the consummation of such Reorganization Transaction, the direct or indirect owners of both or more than 70% of the then-outstanding common stock of the Surviving Corporation and Voting Securities representing more than 70% of the aggregate voting power of the Surviving Corporation, in substantially the same respective proportions as such Persons' ownership of the common stock and Voting Securities of the Company immediately before such Reorganization Transaction.

2.24. "Fair Market Value" means (a) with respect to any property other than Shares, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee, and (b) with respect to Shares, as of any date, )i) the average of the high and low trading prices on such date on the New York Stock Exchange Composite Transactions Tape (or, if no sale of Shares was reported for such date, on the next preceding date on which a sale of Shares was reported), (ii) if the Shares are not listed on the New York Stock Exchange, the average of the high and low trading prices of the Shares on such other national exchange on which the Shares are principally traded or as reported by the NASDAQ Stock Market. or similar organization, or if no such quotations are available, the average of the high bid and low asked quotations in the over-the-counter market; or (iii) in the event that there shall be no public market for the Shares, the fair market value of the Shares as determined by the Committee.

2.25.    "Grant Date" has the meaning set forth in Section 5.1.

2.26. "including" or "includes" mean "including, without limitation," or "includes, without limitation," respectively.

2.27. "Incumbent Directors" means, as of any date, individuals then serving as members of the Board who were members of the Board as of the Effective Date; provided that any subsequently-appointed or elected member of the Board whose election, or nomination for election by stockholders of the Company or the Surviving Corporation, as applicable, was approved by a vote or written consent of a least two-thirds of the directors then comprising the Incumbent Directors shall also thereafter be considered an Incumbent Director, unless the initial assumption of office of such subsequently-elected or appointed director was in connection with (i) an actual or threatened election consent, including a consent solicitation, relating to the election or removal of one or more members of the Board, (ii) a "tender offer" (as such term is used in Section 14(d) of the Exchange Act), (iii) a proposed Reorganization Transaction, or (iv) a request, nomination or suggestion of any Beneficial Owner of Voting Securities representing 15% or more of the aggregate voting power of the Voting Securities of the Company or the Surviving Corporation, as applicable.

2.28. "Mandatory Retirement Age" means the age for mandatory retirement according to the policy of the Board, if any, in place from time to time.

2.29. "Mature Shares" means Shares for which the holder thereof has good title, free and clear of all liens and encumbrances, and which such holder either (i) has held for at least six months or (ii) has purchased on the open market.

2.30. "Option" means an option to purchase shares of Common Stock of the Company.

2.31. "Option Agreement" means a written agreement by which an Option is evidenced.

2.32. "Option Price" means the price at which a Share may be purchased by an Eligible Director pursuant to an Option.

2.33. "Option Term" means the period beginning on the Grant Date of an Option and ending on the expiration date of such Option, as specified in the Option Agreement for such Option and as may, consistent with the provisions of the Plan, be extended from time to time by the Committee prior to the expiration date of such Option then in effect.

2.34. "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

2.35.    "Plan" has the meaning set forth in Section 1.1.

2.36.    "Reorganization Transaction" has the meaning set forth in Section
2.8(c).

2.37. "Retainer" shall mean the amount payable to an Eligible Director each year for service on the Board whether payable in cash, Shares or Options as such amount may be set from time to time by the Board, which initially shall be a total of $60,000 per year in the form of of an Annual Fee in an amount of $35,000 per year and an Annual Option Grant (described in Section 6.1) which has value of approximately $25,000 per year.

2.38. "Rule 16b-3" means Rule 16b-3 promulgated by the SEC under the Exchange Act , together with any successor rule, as in effect from time to time.

2.39. "SEC" means the United States Securities and Exchange Commission, or any successor thereto.

2.40. "Section" means, unless the context otherwise requires, a Section of the Plan.

2.41.    "Section 16 Person" means a person who is subject to obligations under
Section 16 of the Exchange Act with respect to transactions involving equity securities of the Company.

2.42.    "Share" means a share of Common Stock.

2.43. "Subsidiary" means (a) any corporation of which more than 50% of the Voting Securities are at the time, directly or indirectly, owned by the Company, and (b) any partnership or limited liability company in which the Company has a direct or indirect interest (whether in the form of voting power or participation in profits or capital contribution)of more than 50%.

2.44.    "Substitute Options" has the meaning set forth in Section 9.3.

2.45. "Surviving Corporation" means the corporation resulting from a Reorganization Transaction or, if Voting Securities representing at least 50% of the aggregate voting power of such resulting corporation are directly or indirectly owned by another corporation, such other corporation.

2.46. "Termination of Affiliation" occurs on the first day on which an individual is for any reason no longer serving as a Director of the Company.

2.47. "Voting Securities" of a corporation means securities of such corporation that are entitled to vote generally in the election of directors, but not including any other class of securities of such corporation that may have voting power by reason of the occurrence of a contingency.

Article 3.       Administration

3.1. Committee. Subject to Article 10, and to Section 3.2, the Plan shall be administered by the Board, or a committee of the Board appointed by the Board to administer the Plan ("Plan Committee"). The number of members of the Plan Committee shall from time to time be increased or decreased, and shall be subject to such conditions, in each case as the Board deems appropriate to permit transactions in Shares pursuant to the Plan to satisfy such conditions of applicable securities or other laws then in effect. Any references herein to "Committee" are references to the Board or the Plan Committee, as applicable.

3.2. Powers of Committee. Subject to the express provisions of the Plan, the Committee has full and final authority and sole discretion as follows:

         to determine the terms and conditions applicable to each Option, Deferral Account, Deferred Share and other benefit hereunder including, but not limited to, the Option Price, the Option Term;

         to construe and interpret the Plan and to make all determinations necessary or advisable for the administration of the Plan;

         to make, amend, and rescind rules relating to the Plan, including rules with respect to the exercisability and nonforfeitability of Options and Deferred Shares upon the Termination of Affiliation of an Eligible Director;

         to determine the terms and conditions of all Option Agreements and, with the consent of the Eligible Director, to amend any such Option Agreement at any time, among other things, to permit transfers of Options to the extent permitted by the Plan; provided that the consent of the Eligible Director shall not be required for any amendment which
         (i) does not adversely affect the rights of the Eligible Director, or
         (ii) is necessary or advisable (as determined by the Committee)to carry out the purpose of the grant Options as a result of any new, or change in existing, applicable law;

         to accelerate the exercisability (including exercisability within a period of less than six months after the Grant Date) of, and to accelerate or waive any or all of the terms and conditions applicable to, any Option or any group of other benefits hereunder for any reason and at any time, including in connection with a Termination of Affiliation;

         subject to Sections 1.3 and 5.2, to extend the time during which any Option or other benefit may be exercised;

         to delegate to officers, employees or independent contractors of the Company matters involving the routine administration of the Plan and which are not specifically required by any provision of this Plan to be performed by the Committee;

         to impose such additional terms and conditions upon the grant, exercise or retention of Options and other grants as the Committee may, before or concurrently with the grant thereof, deem appropriate, and to take any other action with respect to any matters relating to the Plan for which it is responsible.

All determinations on any matter relating to the Plan, any Option Agreement, Deferral Election, Deferred Shares Deferral Account, or other agreement under the Plan may be made in the sole and absolute discretion of the Committee, and all such determinations of the Committee shall be final, conclusive and binding on all Persons. No member of the Committee shall be liable for any action or determination made with respect to the Plan or any Annual Option Grant.

3.3. Majority Rule. A majority of the members of the Committee shall constitute a quorum, and any action taken by a majority present at a meeting at which a quorum is present or any action taken without a meeting evidenced by a writing executed by a majority of the whole Committee shall constitute the action of the Committee.

3.4. Company Assistance. The Company shall supply full and timely information to the Committee on all matters relating to Eligible Directors and such pertinent facts related thereto as the Committee may require. The Committee shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties.

3.5. Plan Operation in Compliance with Rule 16b-3 of the 1934 Act. The Plan shall be interpreted and administered to comply with Rule 16b-3 promulgated under the 1934 Act, as then applicable to the Company's employee benefit plans.

Article 4.       Shares Subject to the Plan

4.1.     Number of Shares Available. Subject to adjustment as provided in
Section 4.2, the number of Shares hereby reserved for delivery under the Plan is the sum of (a) three hundred thousand (300,000) Shares, and (b) the Shares previously reserved for delivery under the Prior Plan reduced by the number of Shares issued pursuant to Awards under such Prior Plan; provided, that Annual Option Grants made prior to presentation of this Plan for approval by shareholders at the next Annual Meeting of Shareholders following the Effective Date shall be made solely from treasury shares; provided further, that following the presentation for approval at the Annual Meeting of Shareholders, Annual Option Grants shall be made only if shareholders approve the Plan at such meeting. If any Shares (whether subject to or received pursuant to an Annual Option Grant under this or any other Plan, purchased on the open-market or otherwise obtained) are applied as payment to the Company in connection with the exercise of an Annual Option Grant hereunder, or the withholding of taxes related thereto, such Shares shall reduce the number of Shares treated as issued under this Plan. The Committee may from time to time determine the appropriate methodology for calculating the number of Shares issued pursuant to the Plan.

4.2. Adjustments in Authorized Shares. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, scheme of arrangement, split-up, spin-off or combination involving the Company or repurchase or exchange of Shares or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event that occurs at any time after the Effective Date affects the Shares such that any adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of
(i) the number and types of Shares (or other securities or property of the Company or any Person that is a party to a Reorganization Transaction with the Company) with respect to which Options and Shares may be granted, (ii) the number and type of Shares (or other securities or property of the Company or any Person that is a party to a Reorganization Transaction with the Company) subject to outstanding Options, and (iii) the grant or exercise price with respect to any Option or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Option or the substitution of other property for Shares subject to an outstanding Option; provided, that the number of Shares subject to any Option denominated in Shares shall always be a whole number.

Article 5.       General Conditions of Options

5.1. Grant Date. The Grant Date of Options received (a) pursuant to an Annual Option Grant shall be the date of the Annual Meeting of Shareholders in the calendar year to which such grant relates or such later date as specified by the Committee in the Option Agreement and (b) in lieu of cash in accordance with an Eligible Director's election pursuant to Article 7 shall be the date of the Annual Meeting of Shareholders for the calendar year to which such election related unless otherwise provided in the Option Agreement.

5.2. Term. Subject to the following proviso, the Option Term shall be 10 years from the Grant Date, and shall be subject to earlier termination as herein specified; provided, that any deferral of a cash payment or of the delivery of Shares with respect to an Option that is exercised within ten years may, if so permitted, extend more than 10 years after the Grant Date of the Annual Option Grant to which the deferral relates.

5.3. Option Agreement. The terms and conditions of each Option shall be set forth in an Option Agreement.

5.4. Option Price. The Option Price of an Option under this Plan shall be 100% of the Fair Market Value of a Share on the Grant Date; provided, however, that any Option granted as a Substitute Option pursuant to Section 9.3 may be granted at such Option Price as the Committee determines to be necessary to achieve preservation of economic value as provided in Section 9.3.

5.5. Restrictions on Share Transferability. The Committee may include in the Option Agreement such restrictions on any Shares acquired pursuant to the exercise or vesting of an Option as it may deem advisable, including restrictions under applicable federal securities laws.

5.6. Exercise. Unless otherwise specified in the Option Agreement, Options (whether from an Annual Grant or pursuant to an Eligible Director's election pursuant to Article 7) shall become fully exercisable on the first to occur of the following:(a) the one-year anniversary of the Grant Date, (b) an Eligible Director's death, (c) Termination of Affiliation on account of Disability, (d) a Change of Control of the Company, (e) mandatory retirement upon attaining Mandatory Retirement Age, and (f) retirement upon attaining age 65.

5.7. Payment. Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares made by cash, personal check or wire transfer or, subject to the approval of the Committee, any one or more of the following means:

         Mature Shares, valued at their Fair Market Value on the date of exercise; or

         pursuant to procedures approved by the Committee, through the sale of the Shares acquired on exercise of the Option through a broker-dealer to whom the Eligible Director has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay for such Shares.

5.8. Termination of Affiliation. Except as otherwise provided in an Option Agreement (including an Option Agreement as amended by the Committee), and subject to the provisions of Section 9.1, the extent to which the Eligible Director shall have the right to exercise an Option following Termination of Affiliation shall be determined in accordance with the following provisions of this Section 5.8.

         For Cause. If an Eligible Director has a Termination of Affiliation for Cause, any unexercised Option shall terminate effective immediately upon such Termination of Affiliation for Cause;

        On Account of Death, Disability, Retirement or Mandatory Retirement. If an Eligible Director has a Termination of Affiliation on account of death, disability, voluntary retirement on or after attaining age 65 or upon attaining Mandatory Retirement Age, any unexercised Option whether or not exercisable immediately before such Termination of Affiliation, may be exercised, in whole or in part, at any time after such Termination of Affiliation (but in either case only during the Option Term) by the Eligible Director or, after his or her death, by (i)his or her personal representative or the person to whom the Option is transferred by will or the applicable laws of descent and distribution, or
(ii) the Eligible Director's beneficiary designated in accordance with Article
8.

        Involuntary Removal. If an Eligible Director is removed by the Company other than for Cause including, but not limited to, the Company's decision not to reslate such Eligible Director for reelection, any unexercised Option whether or not exercisable immediately before such Termination of Affiliation, may be exercised in whole or in part, at any time within the first six (6) months following such Termination of Affiliation (but only during the Option Term) by the Eligible Director or, after his death or her death, by (i) his or her personal representative or the person to whom the Option is transferred by will or the applicable laws of descent or distribution, or (ii) the Eligible Director's beneficiary designated in accordance with Article 8.

        Any Other Reason. If an Eligible Director has a Termination of Affiliation for any other reason including, but not limited to, failure to be reelected to the Board or voluntary resignation including failure to run for reelection, any unexercised Option to the extent exercisable immediately before such Termination of Affiliation, shall remain exercisable in whole or in part for six (6) months after such Termination of Affiliation (but only during the Option Term) by the Eligible Director or, after his or her death, by (A) his or her personal representative or the person to whom the Option is transferred by will or the applicable laws of descent and distribution, or (B) the Eligible Director's beneficiary designated in accordance with Article 8.

5.9.     Nontransferability of Annual Option Grants.

         (i) Except as provided in Section 5.9(c) below, each Option shall be exercisable only by the Eligible Director during the Eligible Director's lifetime, or, if permissible under applicable law, by the Eligible Director's guardian or legal representative or by a transferree receiving such Annual Option Grant pursuant to a qualified domestic relations order (a "QDRO") as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974 or the rules thereunder.

         (ii) Except as provided in Section 5.9(c) below, no Option (prior to the time Shares are issued) may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Eligible Director otherwise than by will or by the laws of descent and distribution or pursuant to a QDRO, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Subsidiary; provided, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

         (iii) To the extent and in the manner permitted by the Committee, and subject to such terms and conditions as may be prescribed by the Committee, an Eligible Director may transfer an Option to (i) a spouse, sibling, parent or lineal descendant (including a lineal descendant by adoption) (any of the foregoing, an "Immediate Family Member") of the Eligible Director; (ii) a trust, the primary beneficiaries of which consist exclusively of the Eligible Director or Immediate Family Members, or (iii) a corporation, partnership or similar entity, the owners of which consist exclusively of the Eligible Director or Immediate Family Members of the Eligible Director.

Article 6.       Annual Option Grants

6.1. Subject to the terms and provisions of this Plan, commencing on the Effective Date and thereafter immediately following the Annual Meeting of Shareholders in each subsequent year, each Eligible Director shall automatically receive an Option to purchase a number of Shares equal to (a) multiplied by (b) and divided by (c) where: (a) equals $15,000 on the Effective Date and thereafter, $25,000, (b) equals four (4) and (c) equals the Fair Market Value of Shares as of the date of the Annual Meeting of Shareholders; provided, that fractional Shares shall be rounded up to the next larger whole number of Shares. An Eligible Director who is not initially elected at the Annual Meeting of Shareholders shall, within ten (10) days of becoming an Eligible Director, receive a pro rata portion of the Annual Option Grant to purchase a number of Shares equal to (x) multiplied by (y) and divided by (z) where: (x) equals $25,000, (y) equals the number of full and partial quarters remaining until the next Annual Meeting of Shareholders and (z) equals the Fair Market Value of Shares as of the Grant Date; provided that fractional Shares shall be rounded up to the next larger whole number of Shares.

Article 7.       Annual Fees

7.1. Annual Fees. The Company shall pay each Eligible Director an Annual Fee in such amount as may be set by the Board from time to time; provided, that such Annual Fee shall be payable in equal quarterly installments (each an "Quarterly Fee Installment," collectively "Quarterly Fee Installments") on March 31, June 30, September 30, and December 31, commencing on the first such date following the Effective Date and; provided further, that Eligible Directors shall receive such Quarterly Fee Installment only if serving on the Board as an Eligible Director on the date such Quarterly Fee Installment is due and payable. The Annual Fee shall be payable in cash unless an election to receive an alternative form of payment pursuant to Sections 7.2 &7.3 has been properly filed with the Company's secretary as set forth below.

7.2. Alternative Forms of Payment. In lieu of receiving the Annual Fee in cash Quarterly Fee Installments as described in 7.1 above, an Eligible Director may elect in accordance with Section 7.3 to receive all or a portion of the Annual Fee in any one or any combination of the following alternative forms of payment:

        Shares. An Eligible Director may elect to receive quarterly installments of Shares; provided, that the number of Shares delivered each quarter shall be equal to the portion of the Quarterly Fee Installment subject to such Eligible Director's election and otherwise payable on that date divided by the Fair Market Value of Shares on the date the Quarterly Fee Installment is due; provided further, that only whole Shares shall be delivered to such Eligible Director and the remainder shall be payable in cash;

        Options. An Eligible Director may elect to receive an Option to purchase a number of Shares equal to (i) the Annual Fee or portion thereof subject to the election, multiplied by (ii) four (4), and (iii) divided by the Fair Market Value of a Share as of the Annual Meeting of Shareholders in the calendar year to which the election relates.

        Deferred Shares. An Eligible Director may elect to receive Shares on a deferred basis ("Deferred Shares"). Upon an election under this Section 7.2(c), quarterly installments of a number of Shares (including whole and fractional Shares)equal to the amount of the Quarterly Fee Installment subject to such election divided by the Fair Market Value of a Share on the date such Quarterly Fee Installment is due shall be credited to a separate account (the "Deferred Account") on the date such Quarterly Fee Installment is due. The Eligible Director shall specify a date (the "Deferral Date") that is at least two years after the date of such election to receive Shares from the Deferral Account; provided, that Shares in the Deferral Account shall be delivered immediately upon the Eligible Director's Termination of Affiliation for any reason and, provided further, that to the extent the number of Shares to be delivered includes fractional Shares, such fractional Shares, such fractional amounts shall be payable in cash.

7.3. Form of Election. All elections made pursuant to this Article 7 shall be made in accordance with this Section 7.3 as follows:

         An Eligible Director may elect with respect to any Election Year to receive all or a portion of the Annual Fee due in such Election Year in any of the alternative forms set forth in Section 7.2 above, by completing a form (the "Election Form") designating in increments of at least ten percent (10%) the portion of the Annual Fee due in such Election Year that is subject to such election, identifying the alternative form of payment and, if applicable, the Deferral Date and filing the Election Form with the Company's Secretary.

         An individual who is an Eligible Director as of the Effective Date of this Plan may make such election with respect to Quarterly Fee Installments not payable as of the date of the election and filing it with the Company's Secretary at any time within the first thirty (30) days following the Effective Date. Such Election shall be irrevocable through the Election Year and remain in effect until the next Election Form is filed.

         For Election Years commencing after the Effective Date, elections must be made by filing the Election Form prior to the beginning of the Election Year to which such election relates. Such election may be modified or revoked at any time before the beginning of the Election Year to which it relates by filing a new Election Form. Elections shall become irrevocable as of the date of the Annual Meeting of Shareholders at the beginning of the Election Year to which such election relates, remain irrevocable through that Election Year, and shall remain in effect until the next Election Form is filed.

         An individual who first becomes an Eligible Director at the Annual Meeting of Shareholders at the start of the Election Year or who is appointed or elected at some time after the Election Year commences shall make such election within thirty (30) days of becoming an Eligible Director and shall be effective with respect to any portions of the Annual Fee not due and payable as of the date of the election. Such Election shall be irrevocable through the Election Year and shall remain in effect until the next Election Form is filed.

Article 8.       Beneficiary Designation

        Each Eligible Director under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Eligible Director, shall be in a form prescribed by the Company, and will be effective only when filed by the Eligible Director in writing with the Company during the Eligible Director's lifetime. In the absence of such designation, benefits remaining unpaid at the Eligible Director's death shall be paid to the Eligible Director's estate.

Article 9.       Change of Control and Certain Corporate Transactions

9.1. Change of Control. If a Change of Control occurs, any unexercised Option, whether or not exercisable on the date of such Change of Control, shall thereupon be fully exercisable, in whole or in part.

9.2.     Pooling of Interests Accounting. If the Committee determines:

         that the consummation of a sale or merger of the Company (a "Closing") is reasonably likely to occur but for the circumstances described in this Section;

         that, based on the advice of the Company's independent accountants and such other factors that the Committee deems relevant, the grant of any Option or exercise of some or all outstanding Options or any other grant hereunder would preclude the use of pooling of interests accounting ("pooling") after the Closing; and

         the preclusion of pooling can reasonably be expected to have a material adverse effect on the terms of such sale or merger or on the likelihood of a Closing (a "Pooling Material Adverse Effect"), then the Committee may:

(i) make adjustments to such Options (including the substitution, effective upon such Closing, of Options denominated in shares or other equity securities of another party to such proposed sale or merger transaction) or other grant prior to the Closing so as to permit pooling after the Closing.

(ii) cause the Company to pay the benefits attributable to such Option (including for this purpose not only the spread between the then Fair Market Value of the Shares subject to such Option and the Option Price applicable thereto, but also the additional value of such Options in excess of such spread, as determined by the Committee) or other grant in the form of Shares if such payment would not cause the transaction to remain or become ineligible for pooling; or

(iii) provided that the Committee has determined, based on the advice of the Company's independent accountants and such other factors that the Committee deems relevant, that no reasonable alternative is available to the Company to prevent such a Pooling Material Adverse Effect, cancel any or all such Options or other grant without the consent of any affected Eligible Director.

9.3. Substituting Options in Certain Corporate Transactions. In connection with the Company's acquisition, however effected, of another corporation or entity (the "Acquired Entity")or the assets thereof, the Committee may, at its discretion, grant Options ("Substitute Options") associated with the stock or other equity interest in such Acquired Entity ("Acquired Entity Option") held by such Eligible Director immediately prior to such Acquisition in order to preserve for Eligible Director the economic value of all or a portion of such Acquired Entity Option at such price as the Committee determines necessary to achieve preservation of economic value. Any shares issued pursuant to substitute options under this section shall be in addition to the Shares under Section 4.1 hereof.

Article 10.      Amendment, Modification, and Termination

10.1. Amendment, Modification, and Termination. Subject to the terms of the Plan, the Board may at any time and from time to time, alter, amend, suspend and terminate the Plan in whole or in part without the approval of the Company's stockholders.

10.2. Adjustments Upon Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of Options in recognition of unusual or nonrecurring events (including the events described in Section 4.2)affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

10.3. Options Previously Granted. Notwithstanding any other provision of the Plan to the contrary, no termination, amendment or modification of the Plan shall adversely affect in any material way any Option previously granted under the Plan, without the written consent of the Eligible Director who holds such Option, provided that to the extent any Option shall be adversely affected by any amendment or restatement to the Plan, the provisions of the Plan in effect as of the date of Grant of such Option shall prevail.

Article 11.      Additional Provisions

11.1. Successors. All obligations of the Company under the Plan with respect to benefits granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise of all or substantially all of the business or assets of the Company.

11.2. Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

11.3. Severability. If any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

11.4. Requirements of Law. The granting of Options and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or stock exchanges as may be required. Notwithstanding any provision of the Plan or any Option Agreement, Eligible Directors shall not be entitled to exercise and the Company shall not be obligated to deliver any Shares or other benefits to an Eligible Director, if such exercise or delivery would constitute a violation by the Eligible Director or the Company of any applicable law or regulation.

11.5. Notification Under Code Section 83(b). If the Eligible Director, in connection with a grant hereunder makes the election permitted under Section 83(b) of the Code to include in such Eligible Director's gross income in the year of transfer the amounts specified in Section 83(b) of the Code, then such Eligible Director shall notify the Company of such election within

10 days of filing the notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code. The Committee may, in connection with the grant or at any time thereafter prior to such an election being made, prohibit an Eligible Director from making the election described above.

11.6. Securities Law Compliance. If the Committee deems it necessary to comply with any applicable securities law, or the requirements of any stock exchange upon which Shares may be listed, the Committee may impose any restriction on Shares acquired pursuant to grants hereunder as it may deem advisable. All certificates for Shares delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange upon which Shares are then listed, any applicable securities law, and the Committee may cause a legend or legends to be placed on any such certificates to refer to such restrictions. If so requested by the Company, the Eligible Director shall represent to the Company in writing that he or she will not sell or offer to sell any Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1933 or unless he or she shall have furnished to the Company evidence satisfactory to the Company that such registration is not required.

If the Committee determines that the exercise of, or delivery of Shares would violate any applicable provision of securities laws or the listing requirements of any stock exchange upon which any of the Company's equity securities are then listed, then the Committee may postpone any such exercise or delivery, as applicable, but the Company shall use all reasonable efforts to cause such exercise or delivery to comply with all such provisions at the earliest practicable date.

11.7. No Rights as a Stockholder. An Eligible Director shall not have any rights as a stockholder with respect to the Shares which may be deliverable until such shares have been delivered to him or her.

11.8. Governing Law. The Plan shall be construed in accordance with and governed by the laws of the State of Alabama other than its laws respecting choice of law.

                               RUSSELL CORPORATION
                             Alexander City, Alabama

            PROXY FOR ANNUAL MEETING OF SHAREHOLDERS - April 25, 2001 (This Proxy is solicited by the Board of Directors of the Company)

The undersigned shareholder of Russell Corporation (the "Company") hereby appoints Herschel M. Bloom and Margaret M. Porter, and each of them, with full power of substitution, proxies to vote the shares of stock which the undersigned could vote if personally present at the Annual Meeting of Shareholders of Russell Corporation to be held at the general offices of the Company in Alexander City, Alabama, on April 25, 2001 at 11:00 a.m., Central Daylight Time, or any adjournment thereof.

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR ELECTION OF THE PERSONS NOMINATED BY THE BOARD OF DIRECTORS AS DIRECTORS AND FOR THE PROPOSAL TO APPROVE THE ADOPTION OF THE RUSSELL CORPORATION 2000 NON-EMPLOYEE DIRECTORS' COMPENSATION PLAN.




                 (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)

                            - FOLD AND DETACH HERE -




                           PLEASE COMPLETE THIS CARD
                                AND RETURN IT IN
                             THE ENVELOPE PROVIDED

                                                   Please mark your vote as
                                                   indicated in this example [X]


1. ELECTION OF DIRECTORS - For terms expiring with the Annual Meeting of Shareholders in 2004: Tim Lewis, C.V. Nalley III, John R. Thomas, John
         A. White. For a term expiring with the Annual Meeting of Shareholders in 2002: Mary Jane Robertson

         [ ] FOR all nominees above             [ ] WITHHOLD AUTHORITY to vote
             (except as marked to the contrary)     for all nominees above

         INSTRUCTION: To withhold authority to vote for an individual nominee, write his or her name in the space provided below.


-------------------------------------------------------------------------------


2. PROPOSAL TO APPROVE THE RUSSELL CORPORATION 2000 NON-EMPLOYEE DIRECTORS' COMPENSATION PLAN

         [ ] FOR              [ ] AGAINST         [ ] ABSTAIN WITH RESPECT TO

         proposal to approve the Russell Corporation 2000 Non-Employee Directors' Compensation Plan as described in the Proxy Statement of the Company dated March 23, 2001.

3. IN THEIR DISCRETION UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.



                                    ------------------------------------------


                                    ------------------------------------------
                                           Signature(s) of Shareholder

                                         Date                         2001
                                             -----------------------,

                                    PLEASE DATE AND SIGN EXACTLY AS NAME APPEARS
                                    ON THIS PROXY. IF SHARES ARE HELD JOINTLY,
                                    EACH SHAREHOLDER SHOULD SIGN. EXECUTORS,
                                    ADMINISTRATORS, TRUSTEES, ETC. SHOULD USE
                                    FULL TITLE AND, IF MORE THAN ONE, ALL SHOULD
                                    SIGN. IF THE SHAREHOLDER IS A CORPORATION,
                                    PLEASE SIGN FULL CORPORATE NAME BY AN
                                    AUTHORIZED OFFICER.


                            - FOLD AND DETACH HERE -


DETACH CARD        Please detach proxy at perforation before mailing.


                                  VOTE BY MAIL
                            Return your proxy in the
                              POSTAGE-PAID envelope
                                    provided


              Your vote must be received by 5:00 p.m. Eastern Time
            on April 24, 2001, to be counted in the final tabulation.


VOTE BY MAIL
Please mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to: SunTrust, P.O. Box 4625, Atlanta, GA 30302.

TO CHANGE YOUR VOTE
Any subsequent vote be any means will change your prior vote. The last vote received before 5:00 p.m. Eastern Time, April 24, 2001, will be the one counted. You may also revoke your proxy by voting in person at the Annual Meeting.